FIDELITY ADVISOR
ANNUITY FUND
SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL
 INFORMATION DATED APRIL 30, 1996
 The following information supplements the information found in the Prospectus under "The Funds in Detail" section and in the Statement of Additional Information under the "Description of the Trust" section:
Effective December 30, 1996, the Declaration of Trust for Fidelity Advisor Annuity Fund was amended to reflect a name change of the trust to Variable Insurance Products Fund III.
On December 30, 1996 two funds of the trust: Fidelity Advisor Annuity Income & Growth Fund and Fidelity Advisor Annuity Growth Opportunities Fund, changed their names to VIP III Balanced Portfolio and VIP III Growth Opportunities Portfolio, respectively.